SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 19, 2001




                           SPHINX INTERNATIONAL, INC.
        ---------------------------------------------------------------
                            (Exact name of registrant
                          as specified in its charter)




                 Florida            0-20937          59-3171810
         ----------------------------------------------------------------
          (State or other         (Commission        (I.R.S. Employer
          jurisdiction of         File Number)        Identification No.)
          incorporation)




     2180 West State Road 434, Suite 6184, Longwood, Florida        32779
    -------------- -------------------------------------------------------------
           (Address of principal executive offices)                (Zip Code)




       Registrant's telephone number, including area code: (407) 682-1894
                                                           --------------


                                 Not Applicable

                  ---------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On March 21, 2001, we engaged Gallogly, Fernandez & Riley, LLP, an independent accounting firm, as our principal accountant to audit our financial statements as of December 31, 2000 and for the year then ended.

ITEM 5.  OTHER EVENTS

         On March 19, 2001, Sphinx International, Inc. filed Articles of Dissolution with the Florida Department of State pursuant to the Plan of Liquidation and Dissolution approved by our shareholders on February 22, 2001 (the "Plan"). From and after the date such Articles of Dissolution are accepted by the Department of State, and unless revoked as provided under Article II of the Plan, Sphinx will be deemed to be completely dissolved, but will continue to exist under Florida law for the purposes of paying, satisfying and discharging any existing debts or obligations, collecting and distributing our assets, and doing all other acts required to liquidate and wind up our business affairs.

         We currently file periodic and other reports with the Securities and Exchange Commission pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934. These reports include reports on Forms 10-K, 10-Q and 8-K. However, we intend to file with the SEC a Certification on Form 15 prior to March 31, 2001. Our obligation to file reports with the SEC pursuant to Section 13 of the Exchange Act will be suspended immediately upon our filing of Form 15. In addition, our common stock's status as a security registered under Section 12(g) of the Exchange Act shall be terminated in 90 days unless such termination is accelerated or denied by the SEC.

         Our common stock is currently quoted on the electronic OTC Bulletin Board (the "OTCBB") maintained by the National Association of Securities Dealers. However, after we file Form 15 with the SEC, our common shares will cease to qualify as OTCBB-eligible securities. Once our shares are no longer quoted on the OTCBB, the volume of trading activity in and the liquidity of our common stock may be significantly reduced and the volatility of our stock price may be significantly increased.

         In connection with the dissolution of Sphinx, we expect to close our stock transfer books on approximately April 20, 2001. The date on which we close our stock transfer books will be the Dissolution Record Date. After the close of our stock transfer books, certificates representing the common stock of Sphinx shall not be assignable or transferable on the books of Sphinx except by will, intestate succession or operation of law. Any distributions we make will be made to the shareholders of record at the close of business on the Dissoultion Record Date, except as may be necessary as a result of any assignments by will, intestate succession or operation of law.




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ITEM 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial statements of Business Acquired

                  Not Applicable

(b)      Pro Forma Financial Information

                  Not Applicable

(c)      Exhibits

                  3.1      Articles of Dissolution filed March 19, 2001



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SPHINX INTERNATIONAL, INC.



                                   By: /s/ Bahram Yusefzadeh
                                      ---------------------------------------
                                           Bahram Yusefzadeh,
                                           Chief Executive Officer

Dated March 23, 2001